Exhibit 99.1

# ErneXa Therapeutics℠

Breaking Through Defenses, Delivering Hope



## Modulating Immune System to Target Cancer Through Synthetic Induced Mesenchymal Stromal Cell (iMSC) Therapy

October 2026

Investor Presentation

ernexatx.com
Nasdaq: ERNA

# Safe Harbor Statement

This presentation (this "Presentation") and any oral statements made in connection with this Presentation are for informational purposes only and do not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other securities of Ernexa Therapeutics Inc., a Delaware corporation (including its consolidated subsidiaries and affiliates, the "Company"). The information contained herein does not purport to be all inclusive. The data contained herein is derived from various internal and external sources believed to be reliable, but there can be no assurance as to the accuracy or completeness of such information. Any data on past performance contained herein is not an indication as to future performance. Except as required by applicable law, the Company assumes no obligation to update the information in this Presentation. Nothing herein shall be deemed to constitute investment, legal, tax, financial, accounting or other advice. The communication of this Presentation is restricted by law, and it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation.

**Forward-Looking Statements:**

This Presentation includes certain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may address, among other things, the Company's expected plans and prospects, including without limitation, the Company's views related to its ability to execute its business strategy and continue as a going concern; the performance ability of the Company's in-licensed core technology; the Company's ability to raise capital when and as needed to advance its product candidates; the outcome of collaborations with third-parties; and the evolution of the Company's business model into a pre-clinical stage company focused on treating advanced solid tumors. These forward-looking statements are distinguished by use of words such as "anticipate," "aim," "believe," "continue," "can," "could," "estimate," "expect," "intends," "may," "might," "plan," "possible," "potential," "predict," "project," "should," "will," "would" and the negative of these terms, and similar references to future periods. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may differ materially from these expectations due to, among other things, the Company's ability to discover and develop novel drug candidates and delivery approaches, the Company's ability to successfully demonstrate the efficacy and safety of its drug candidates, the pre-clinical and clinical results for its product candidates, which may not support further development of product candidates, the actions of regulatory agencies, which may affect the initiation, timing and progress of clinical trials, obtaining, maintaining and protecting intellectual property, the Company's ability to enforce its patents against infringers and defend its patent portfolio against challenges from third parties, obtaining regulatory approval for products, competition from others using technology similar to the Company's and others developing products for similar uses, the Company's ability to manage operating expenses, the Company's ability to obtain additional funding to support its business activities and establish and maintain strategic business alliances and new business initiatives, the Company's dependence on third parties for development, manufacture, marketing, sales and distribution of products, the outcome of litigation, and unexpected expenditures.

Detailed information about these factors and additional important factors can be found in the documents that the Company files with the Securities and Exchange Commission, such as Form 10-K, Form 10-Q and Form 8-K. Forward-looking statements speak only as of the date the statements were made. The Company does not undertake an obligation to update forward-looking information, except to the extent required by applicable law.

# A Highly Experienced Leadership Team



***Sanjeev Luther, MBA; President and CEO:***
25–30 years in drug development and strategy; raised **>$100M**, led a clinical-stage acquisition, and advanced oncology innovation (**11 INDs, 2 NDAs**)



**Robert Pierce, MD; *Chief Scientific Officer*:**
20+ years across academia and industry in immuno-oncology and translational medicine; contributed to the **Keytruda BLA**, **22C3 CDx approval**, and **>15 INDs**



***Marc C. Chamberlain, MD; Chief Medical Officer:***
Distinguished oncologist and academic professor trained at Columbia University, UC Berkeley, UCLA, and UCSF. **10+ years in drug development execution across targeted cancer indications**, served as Medical Director for 5 biopharma companies



***Deborah Wild, Head of CMC and Operations:***
35+ years of experience **spanning biopharma, manufacturing, operations, and advanced therapies**. Extensive experience in cell and gene sector, including leadership of CDMO organizations



***Mark J. Keeley, MBA, CPA, CITP; Chief Financial Officer:***
Former Big 4 Partner with **>40 years of domestic and international experience**, including 15 years as a signing Partner with PricewaterhouseCoopers LLP and 12 years as a financial expert on Board of Directors, as Chief Financial Officer and as Independent Advisor for a number entities



***Christopher Rohde, PhD (Scientific Advisory Board Member and Developer of the Technology Underlying Ernexa's Platform):***
15+ years of experience and **100+ patents in cell engineering technologies** for advanced cell therapies. He invented the core technologies that enable ERNA-101.

ErneXa Therapeutics

**OUR MISSION**

# Providing Hope

We are developing innovative cell therapies to bring new treatment possibilities to people facing difficult-to-treat cancers

**Starting with ovarian cancer**



# The Ernexa Opportunity

Engineered induced mesenchymal stromal cell (iMSC) therapy platform with compelling preclinical data and a clear path towards clinical trials

TECHNOLOGY PLATFORM

## Synthetic iMSCs

### Immune Activation Within Tumors

Synthetic, off-the-shelf cell therapy utilizing the intrinsic “tumor-homing” ability of MSCs to selectively infiltrate and deliver pro-inflammatory cytokines into the TME of solid tumors

LEAD ASSET

## ERNA-101

### Designed to Turn “Cold” Tumors “Hot”

Synthetic iMSC that selectively infiltrate and deliver pro-inflammatory fusion cytokine IL-7_IL-15 (“fusokine”) into TME- activates immune cells, enhances checkpoint inhibitor activity

LEAD INDICATION

**~17,000** U.S. Patients*

**Platinum-resistant ovarian cancer (PROC)** with urgent need for treatment options

PRECLINICAL EVIDENCE

**100% Survival**

Complete tumor clearance with ERNA-101 + anti-PD-1 in an ovarian cancer mouse model

NEARTERM MILESTONE

**Q4 2026 IND**

Targeted filing. First-in-human study planned for Q1 2027

*Abbreviation: TME = Tumor Microenvironment*
*(*) Drug-Treatable Population as per Clarivate/DRG market forecast estimation (Dec 2025)*

## A Pipeline in a Product:
## Driving Next-Generation iMSC Therapy Across Solid Tumors

| Asset | Indication | Combinations | Preclinical | Phase 1 | Phase 2 | Upcoming Milestones |
|---|---|---|---|---|---|---|
| ERNA-101 | Platinum-Resistant Ovarian Cancer (PROC) | Pembrolizumab + Bevacizumab | | | | IND Submission by Q4 2026<br>FIH Study by Q1 2027 |
| | Other Gynecological Cancers, Immunologically 'Cold' Tumors | Immunotherapies* | | | | Preclinical studies by H1 2027 |

*adoptive cell therapies with CAR-NK cells, CAR-Ts, TILs; T cell engagers (e.g., BiTEs); therapeutic vaccines and T cell checkpoints

***ERNA-101 has the potential to convert immunologically 'cold' tumors to 'hot', supporting expansion beyond the lead indication of PROC into additional solid tumors***

# Mechanism of Action of ERNA-101: Utilizing the Intrinsic Tumor-Homing Ability of MSCs to Create a Trojan Horse for Cancer



A Untreated Tumor (Cold)
Cold tumor
Poor T/NK infiltration
Low IFN-γ / IL-12, low CXCL9/10
Anti-PD-1 alone: limited efficacy
Edge T cells
Treatment with ERNA-101
B ERNA-101-Treated Tumor (Hot)
Localized IL-7 / IL-15: proliferation and survival
Activated CD8⁺ T cells (CXCR3+)
ERNA-101 (IL-7/IL-15 MSCs)
Activated NK cells (CXCR3+)
IFN-γ
IL-12
cDC1
CXCL9/10
Robust response to anti-PD-1

1 ERNA-101 selectively infiltrates and homes into solid tumors (**Trojan Horse for Cancer**)

2 Delivers **pro-inflammatory IL-7_IL-15 fusokine** selectively into TME

3 Which increases activation and recruitment of **$CD4^+$** and **$CD8^+$ T cells, NK cells** and **pro-inflammatory M1 macrophages** in TME

4 This **leads to anti-tumor immune responses** in solid tumor

The IL-7_IL-15 fusokine demonstrated to be more effective than the individual cytokines in other preclinical models

ErneXa Therapeutics

# ERNA-101: Engineered iMSC Based Therapy Designed to Address the Shortcomings of Other Therapeutic Approaches

| TREATMENT APPROACH | KEY LIMITATION | ERNA-101'S APPROACH |
|---|---|---|
| **Small-molecule therapies** | Systemic exposure and off-target toxicity | Targeted delivery; Designed to limit systemic exposure and increases the therapeutic window |
| **Monoclonal antibodies** | Resistance and target loss; Limited activity of checkpoint inhibitor in "cold" tumors | Independent of tumor antigens or biomarkers, avoiding the resistance risk of antigen loss/downregulation |
| **Antibody-drug conjugates (ADCs)** | Target dependence and payload toxicity | Tumor-directed immune activation without a selected tumor-antigen target |
| **Adoptive cell Therapies** | Complex manufacturing and logistics and mostly effective in hematological cancer | Off-the-shelf, designed for consistent production with potential efficacy in solid tumors and enhance the efficacy of adoptive cell therapy |
| **Natural MSCs (investigational)** | Heterogeneity and limited proliferation lead to inconsistent outcomes | Homogeneous cell production, maintaining stability and cytokine secretion |
| **Recombinant IL-7/15** | Repeated dosing, vascular leakage, short half-life and persistence after tumor clearance | Sustained cytokine delivery overcomes the limitation of short half-life; designed to clear with tumor |
| **Oncolytic viruses** | Antiviral immunity and rapid clearance | Cell-based delivery without viral replication |

***Also during manufacturing RNA-mediated reprogramming of somatic cells leaves no genomic "footprint" in our cell therapy product***

ErneXa Therapeutics

# Lead Indication: Platinum-Resistant Ovarian Cancer (PROC)

*PROC is a subset of recurrent ovarian cancer, defined by disease progression within six months after completing platinum-based chemotherapy*

**~17,000**

**U.S. patients with PROC***

Estimated drug-treatable population in 2026

**~25% patients**

**Affected in first relapse**

Nearly all eventually develop platinum resistance

Currently Approved Therapies

ELAHERE mirvetuximab soravtansine-gynx injection 100 mg | AVASTIN bevacizumab | Lifyorli (relacorilant) | KEYTRUDA (pembrolizumab) injection 100 mg

**Despite several approvals, significant unmet need remains in PROC**

- Limited survival benefit with mOS ~18 and mPFS ~8 months
- High relapse and resistance
- Immunosuppressive TME limits effectiveness of current immunotherapies
- Repeated relapses cause treatment fatigue

**Highlighting the need for novel treatment options**



ErneXa Therapeutics

*(*) Drug-Treatable Population as per Clarivate/DRG market forecast estimation (Dec 2025)*

# ERNA-101 Treatment Leads to Substantial Accumulation of IL-7_IL-15 & Significant Increase in T-Cell Infiltration into the TME

Ovarian tumor-bearing mice treated with PBS, GFP-iMSC or ERNA-101 (IL-7_IL-15-iMSCs)

## CYTOKINE EXPRESSION IN TUMORS



PBS
GFP-iMSC
ERNA-101
Ki67+ CD73+ (cycling iMSC)
EpCAM (Tumor Cells)
EpCAM (Tumor Cells)
IL-7
IL-15

- ✓ **Significant infiltration of iMSCs** was observed in the TME of GFP-iMSC and ERNA-101 treated mice
- ✓ ERNA-101 migration into the TME was associated with **local accumulation of the human IL-7_IL-15 fusokine**
- ✓ **No IL-7 or IL-15 was detected in the TME of PBS and negative control** iMSC-GFP treated mice

## INCREASED T-CELL ACCUMULATION

~3× CD4 T cells

~5× CD8 T cells



CD4 T cells
CD8 T cells
Fold Change in Cell Frequency
0
2
4
6
8
*
*
*
PBS
GFP-iMSC
ERNA-101

- ✓ **3-fold increase in CD4 accumulation** and **5-fold increase in CD8 T cell** accumulation in the ERNA-101 ovarian tumors

# IP ERNA-101 + Anti-PD-1 Demonstrated Complete Tumor Clearance and 100% Survival in an Ovarian Cancer Model

ERNA-101 + anti-PD-1 in a preclinical ID8$^{LUC-OVA}$ syngeneic mouse model



PBS
Control iMSC
ERNA-101
PD1 Ab
ERNA-101+PD1 Ab
Survival (%)
100
75
50
25
0
0
100
200
300
Time (days)
1
2
3
4
5
6
7

- 1 ID8-Luc-OVA tumor inoculation — 3 × 10$^6$ cells, IP (Day 0)
- 2 iMSC/ERNA-101 dose 1 — 1 × 10$^6$ cells, IP (Day 11)
- 3 Anti-PD-1 ab dose 1 — 2.5 mg/kg, IP (Day 18)
- 4 iMSC/ERNA-101 dose 2 — 1 × 10$^6$ cells, IP (Day 25)
- 5 Anti-PD-1 ab dose 2 — 2.5 mg/kg, IP (Day 31)
- 6 ID8-Luc-OVA rechallenge — 3 × 10$^6$ cells, IP (Day 170)
- 7 ID8-Luc-OVA rechallenge — 3 × 10$^6$ cells, SubQ (Day 235)

# 100%

## Survival through follow-up

ERNA-101+ Anti PD1 Ab median survival not reached as 100% mice were alive

## No tumors after IP and SubQ rechallenges

Evidence of lasting anti-tumor immune memory

**Compelling preclinical evidence strengthens our confidence in ERNA-101 as we prepare to bring the program to patients**

THE UNIVERSITY OF TEXAS MD Anderson Cancer Center

*Note: PD-1 looks stronger in the artificially immunogenic model here (Duraiswamy et al., 2013). In clinical settings, we anticipate ERNA-101 will break the barrier of immunologically 'cold' TME and substantially enhance the efficacy of anti-PD-1 therapies.*

# IND Filing* Status Update:
# GLP Safety Studies Completed with a Clean Profile

Immune activation at the tumor site, with broader changes in circulating immune cells

**REPEAT-DOSE TOXICOLOGY**

## No treatment-related adverse findings

- Conducted in ID8-luc tumor-bearing mice
- No acute immunotoxicity or detection of the IL-7_IL-15 fusokine in blood

**TUMORIGENICITY**

## No tumors or ectopic tissue observed

- Conducted in immunocompromised mice
- No teratomas or ectopic tissue at 3 months. No tumors on macroscopic examination at 6 months.

**BIODISTRIBUTION**

## Tumor-selective distribution

- Conducted in naïve and tumor-bearing mice
- No significant ERNA-101 signal in non-tumor tissues or tumor-free animals

**A completed preclinical safety package supports ERNA-101's path to IND filing**

*(*) As per the feedback from FDA pre-IND meeting*

# Manufacturing & CMC Readiness:
# Manufacturing Process Finalized - GMP Engineering Run Underway

ERNA-101 manufacturing transferred to **kincellis**

## 01 Manufacturing transferred

Process development and analytical methods were established with Kincellis*

## 02 Engineering run underway

Full-scale production with batch projections supporting anticipated clinical demand

## 03 Analytical qualification ongoing

Method transfer is completed and qualification is in progress

## Comparable IL-7 and IL-15 activity

Potency of PD3 and PD5 as secreted SEAP



FullStain Rep1 / Cells / Singlets / Viable Cells / CD45-
CD73-CD105+ 0.14%
CD73+CD105+ 99.37%
CD73-CD105- 0.02%
CD73+CD105- 0.47%
CD105 PE-Cy7-A
CD73 FITC-A
FullStain Rep1 / Cells / Singlets / Viable Cells / CD45-
CD90+ 79.62%
SSC-A (10^6)
CD90 APC-eFluor780-A



SEAP reporter output (microgram/mL)
120
80
40
0
8
12
107
114
115
122
Spent media
PD3
PD5
IL-7 assay
IL-15 assay

ERNA-101 identity is determined using Flow Cytometry. Potency of the drug product is assessed using a SEAP reporter assay using HEK IL-7 and IL-15 reporter cell lines.

**Defined manufacturing process with functional potency demonstrated across drug product batches**

*(*) Our manufacturing partner Cellipont Bioservices merged with Kincell Bio in September 2026 to form Kincellis Advanced Therapies*

# ERNA-101: Upcoming First in Human Phase 1 Study

THE UNIVERSITY OF TEXAS
MD Anderson Cancer Center

First-in-human, open-label study evaluating ERNA-101 (IP) in monotherapy and combination treatment



STUDY PART
PART 1
Monotherapy dose-escalation
N = 12
SCREENING
Baseline Assessment
Scan and Biopsy
ERNA-101 (IP) Monotherapy Dose-Escalation - Q3W
Cycle 1
Cycle 2
Cycle 3
Cycle 4
1 2 3 4 5 6 7 8 9 10 11 12
Scan and Biopsy
Follow Up
PART 2
Combination dose-expansion
N = 12
Scan and Biopsy
SCREENING
Baseline Assessment
Cycle 1
Cycle 2
Cycle 3
Cycle 4
Cycle 5 – Cycle 17
1 2 3 4 5 6 7 8 9 10 11 12 13 14 ... 52
Scan and Biopsy
Follow Up
ERNA-101 (IP)
Pembrolizumab (IV) + Bevacizumab (IV)
ERNA-101 (IP) + Pembrolizumab (IV) + Bevacizumab (IV) - Q3W
Pembrolizumab (IV) + Bevacizumab (IV) - Q3W

**PRIMARY OBJECTIVE**
Safety, tolerability and dose selection
MTD and/or RP2D as monotherapy and in combination

**SECONDARY OBJECTIVES**
Efficacy, PK/PD and changes in the tumor microenvironment

**MILESTONE TIMING**
Initial clinical data expected: Q4-2027

**WHAT A GOOD RESULT WILL LOOKS LIKE**
*Favorable safety profile, clear dose-selection pathway, and preliminary evidence of antitumor activity and immune activation*

Ernexa Therapeutics

# Clinical Data Can Unlock Significant Value

Selected oncology transactions demonstrate pharma investment in differentiated clinical programs

| UP TO | UP TO | UP TO |
|---|---|---|
| **$5.0B** | **$11.4B** | **$2.5B** |
| $3.15B upfront cash<br>Up to $1.85B in milestones | $1.2B upfront (includes $100M equity)<br>Up to $10.2B in milestones | Upfront + contingent payments<br>Upfront not disclosed at announcement |
| GILEAD TUBULIS | Takeda Innovent | Lilly SCORPION |
| **Acquisition**<br>Announced April 7, 2026[1] | **License + Collaboration**<br>Announced October 21, 2025[2] | **STX-478 acquisition**<br>Announced January 13, 2025[3] |
| **TUB-040**<br>NaPi2b-directed ADC<br>Platinum-resistant ovarian cancer / NSCLC | **IBI363 + IBI343**<br>PD-1/IL-2 fusion protein + CLDN18.2 ADC<br>Lung, colorectal, gastric / pancreatic cancers | **STX-478**<br>Oral mutant-selective PI3Kα inhibitor<br>Breast cancer and other solid tumors |
| STAGE AT ANNOUNCEMENT<br>**Phase 1b/2** | STAGE AT ANNOUNCEMENT<br>**IBI363: Phase 1/2 + Phase 2**<br>**IBI343: Phase 3** | STAGE AT ANNOUNCEMENT<br>**Phase 1/2** |

1. Gilead to Acquire Tubulis; 2. Takeda Announces Partnership with Innovent; 3. Lilly to acquire Scorpion Therapeutics

## 2026: A Year of Execution

Building the scientific, manufacturing and organizational foundation for clinical development

**PROGRESS OVER THE PAST 12 MONTHS**

1. **COMPLETE**
   ### FDA pre-IND meeting
   FDA feedback incorporated into the development strategy

2. **COMPLETE**
   ### IND-enabling studies
   Preclinical package completed

   Additional efficacy data generated

3. **INITIATED**
   ### Clinical-grade manufacturing
   Kincellis transfer complete

   Engineering lot production underway

4. **STRENGTHENED**
   ### Leadership and expertise
   Board, management and scientific expertise expanded

5. **EXECUTED**
   ### Capital and cost actions
   Capital raised

   Burn reduced

   Balance sheet strengthened

# Developmental Plan for Next 24 Months; Driving ERNA-101 Toward Human Data in PROC

Upcoming clinical catalysts are expected to drive value and bring new hope to patients

**KEY DEVELOPMENT MILESTONES**

| Q4 2026 | Q1 2027 | Q4 2027 | Q2 2028 |
|---|---|---|---|
| **IND submission** | **First patient dosed** | **Interim results** | **Final results** |
| Submit the ERNA-101 clinical development package | Initiate the first-in-human Phase 1 study | Initial clinical readout from the Phase 1 study | Final results from the Phase 1 study |

**Currently Exploring** | **CO-DEVELOPMENT OPPORTUNITIES (US, Ex-US including Japan)**

**H1 2027** | **EXPAND INTO A SECOND INDICATION**
Preclinical studies in other Gynecological Cancers, Immunologically 'Cold' Tumors

Investment Summary

# Compelling Data. Near-Term Catalysts. Significant Potential.

**100%**

**SURVIVAL DEMONSTRATED**

Complete tumor clearance

ERNA-101 + anti-PD-1
Preclinical ovarian cancer model

NEW HOPE FOR PROC

## Addressing a significant unmet need in PROC

Current SOC shows limited survival benefit with high relapse

DIFFERENTIATED CELL THERAPY

## Designed to turn "cold" tumors "hot"

Tumor-directed delivery of an IL-7_IL-15 fusokine

EXECUTION TOWARD THE CLINIC

## Preclinical foundation established

IND-enabling and GLP safety studies complete
Clinical manufacturing underway

NEAR-TERM CLINICAL CATALYSTS

## IND filing targeted for Q4 2026

First patient targeted for Q1 2027; Interim results in Q4 2027

**Focused on bringing ERNA-101 to patients with difficult-to-treat cancer**

# ErneXa Therapeutics℠

**Breaking Through Defenses, Delivering Hope**

***We aim to change what it means to live with ovarian cancer, turning years of treatment into years of living***


PROVIDING HOPE
ernexatx.com
Nasdaq: ERNA

**For further details, please contact: Sanjeev Luther, President and CEO at:**
Sanjeev.Luther@ernexatx.com